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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 MARCH 31, 1999

                              WESTBANK CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

    Massachusetts                    000-12784                   04-2830731
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(State or other               (Commission file number)        (IRS employer
 jurisdiction of                                               identification
 incorporation)                                                no.)


         225 PARK AVENUE, P.O. BOX 149, WEST SPRINGFIELD, MA 01090-0149
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    (Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code: (413) 747-1400



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Item 5 -- Other Events

Westbank Corporation ("the Company") acquired Cargill Bank through the merger of its holding company Cargill Bancorp, Inc., with and into the Company, effective January 29, 1999. The Company is required to report the consolidated results of operations for the thirty(30)-day period following the acquisition to terminate the prohibition on sales or transfers by affiliates. This report on Form 8-K is designed solely to present the combined financial results for the Company and its subsidiaries, including Cargill Bank for the quarter ended March 31, 1999, which includes the thirty (30)-day period following the acquisition. These results are not necessarily indicative of the results which the Company may report for the year ending December 31, 1999.

For the three(3)-month period ended March 31, 1999:

(in thousands)
(unaudited)

                   Income Before Income Taxes      $1,646
                   Income Taxes                      (625)
                                                   ------
                   Net Income                      $1,021
                                                   ======





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTBANK CORPORATION


Dated: April 23, 1999                 By: /s/ John M. Lilly
                                         -------------------------------------
                                         John M. Lilly
                                         Treasurer and Chief Financial Officer